Exhibit 10(t)



                             SPLIT DOLLAR AGREEMENT

     This AGREEMENT (the "Agreement") is made on_______________, between FURNITURE BRANDS INTERNATIONAL, INC., a Delaware corporation (the "Company"), and ____________________________of _________________ (the "Employee" and the
"Owner").

     The Company desires to assist the Employee in providing permanent insurance protection for his family and to supplement existing Company benefits for the Employee.

     In pursuit of this desire, the Owner has applied to the insurance company named in Schedule A (the "Insurance Company") for a policy of insurance on the life of the Employee and his spouse, and the Insurance Company has issued that policy in the face amount and under the policy number also shown in Schedule A (the "Policy"). The Company and the Owner have agreed to share the cash value and death benefits of the Policy.

     Therefore, in consideration of the mutual covenants contained herein, the parties agree as follows:

                        ARTICLE 1: OWNERSHIP OF INSURANCE

     The Owner shall be the owner of the Policy and may exercise all rights of ownership with respect to the Policy, except as otherwise provided in the Agreement.


                    ARTICLE 2: PAYMENT OF PREMIUMS ON POLICY

     On or before the due date of each annual premium on the Policy, the Company will pay to the Insurance Company, on behalf of the Owner, that portion of the annual premium which equals the "cost" of the insurance which the beneficiary or beneficiaries named in the policy would be entitled to receive if the employee and his spouse were to die during the policy year for which the annual premium was paid. This amount is deemed to be the "Owner's Contribution" toward payment of the premiums. The Owner's premium share is determined by the amount of death benefit payable in the event of the Employee's and his spouse's death in that year, multiplied by the lesser of: (a) the Insurance Company's applicable net yearly renewable term rate per thousand dollars in insurance coverage; or (b) the Internal Revenue Service's U.S. Table 38 or "PS58" rates. The Company will also pay the cost of any Waiver of Premium provisions.

     Upon payment of the Owner's premium share by the Company, the Employee shall be deemed immediately to have received compensation equal to the total of
(i) the Owner's  premium  share,  as  determined  in the first  paragraph of the
Article 2; and (ii) the cost of any Waiver of Premium provision paid by the Company.

     The Company will also pay the balance of the premium due to the Insurance Company, which amount is deemed to be the "Company's Contribution" toward payment of the premium. This payment shall not be deemed to be compensation to the Employee.


     Schedule A provides the current allocation of annual premium which is based upon the benefit payable in the event of the Employee's and his spouse's death and the Insurance Company's current dividend scale. .


                     ARTICLE 3: ELECTION OF DIVIDEND OPTION

     All dividends declared by the Insurance Company on the Policy shall be applied to purchase additional paid up insurance or a blend of paid up additions and one year term insurance on the life of the Employee. The dividend option which is elected will not be terminated or changed without the Company's consent.


                 ARTICLE 4: ASSIGNMENT OR TERMINATION OF POLICY

     The Owner will collaterally assign the Policy to the Company as security for the repayment of the amounts which the Company will pay toward the premiums due on the Policy. The Collateral Assignment will not be changed without the Company's consent.

     While this Agreement is in effect, the Owner will neither sell, surrender, withdraw any portion of the policy's cash value, nor otherwise terminate the Policy without the Company's consent.


                             ARTICLE 5: DEATH CLAIMS

     In the event of the death of the Employee and his spouse while this Agreement is in effect, the Company will be entitled to receive a portion of the death benefits provided under the Policy. The amount to which the Company will be entitled will be the aggregate amount of the Company's contributions.

     When the Employee and his spouse are both deceased, the beneficiary or beneficiaries named in the Policy will be entitled to receive the amount of the death benefit in excess of the amount payable to the Company under the first paragraph of this Article 5. This amount will be paid under any settlement option elected by the Owner.


                       ARTICLE 6: TERMINATION OF AGREEMENT

     This Agreement will terminate upon the occurrence of any of the following events:

          (a)  cessation of the Company's business;

          (b)  written notice given by either party to the other;

          (c)  termination   (including  by   retirement)   of  the   Employee's
               employment by the Company;

          (d)  bankruptcy, receivership or dissolution of the Company; or


          (e) repayment in full by the Owner of the contributions made by the Company under the third paragraph of Article 2 of this Agreement, provided that upon receipt of such repayment the Company releases the Collateral Assignment of the Policy made by the Owner pursuant to Article 4 of this Agreement.


          ARTICLE 7: DISPOSITION OF POLICY ON TERMINATION OF AGREEMENT

     If this Agreement is terminated under any sub-paragraphs (a) through (d) of
Article 6, the Owner shall repay the Company the aggregate amount of the Company's contributions. Said repayment to be made within thirty (30) days of such termination event. Upon receipt of that amount, the Company shall release the Collateral Assignment of the Policy. If the Owner does not repay the aggregate amount of the Company's contributions within this thirty (30) day period, the Company may enforce any rights which it has under this Agreement, the Collateral Assignment, and/or the premium Retrieval Agreement.

     Anything in this Article 7 to the contrary notwithstanding, the parties may agree by a separate addendum delivered contemporaneously herewith, that the Company will defer the request for repayment under this Agreement for such period of time after retirement as may be appropriate to realize for the Owner the full benefits contemplated hereby.


                             ARTICLE 8: POLICY LOANS

     The Company has the right to borrow from the Policy an amount not to exceed the aggregate amount of the Company's contributions.

     The Owner has the right to borrow from the Policy an amount equal to this total premium share and the corporation will consent to such loans. Any loans exceeding the Employee's total premium share must be approved by the Company.

     Each party is solely responsible for payment of interest on monies borrowed from the Policy by such party.


                    ARTICLE 9: INSURANCE COMPANY NOT A PARTY

     The Insurance Company: (a) will not be deemed to be a party to this Agreement nor be in any way responsible for its validity; (b) will not be obligated to inquire as to the distribution of any monies payable or paid by it under the Policy.


                       ARTICLE 10: AMENDMENT OF AGREEMENT

     This Agreement may not be amended except by a writing signed by the Company and the Owner. This Agreement will be binding upon the heirs, administrators or executors, and the successors and assigns of each party to this Agreement.

     The Owner reserves the right to assign all of his or her rights and obligations under this Agreement.

     This Agreement contains the entire understanding of the parties and there has been no reliance on any other representations.


                  ARTICLE 11: LIMITATION OF COMPANY'S LIABILITY

     The Company's sole liability under this Agreement will be to make it contribution to the annual premium cost in accordance with Schedule A. The Company is in no way responsible for the tax consequences of this transaction to the Employee or the Owner, and/or the content of the Policy, and/or the content of accuracy of any schedules, publications or other documents presented by the Insurance Company or its agents with respect thereto.


                           ARTICLE 12: APPLICABLE LAW

     This Agreement is subject to and will be construed under the law of the State of Delaware.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.



ATTEST:                                     FURNITURE BRANDS INTERNATIONAL, INC.



By: ________________________________    By: ____________________________________
                                                       (Officer Name and Title)




____________________________________        ____________________________________
(Witness)                                       (Employee)


____________________________________        ____________________________________
(Witness)                                       (Spouse)


____________________________________        ____________________________________
(Witness)                                       (Owner)

                           PREMIUM RETRIEVAL AGREEMENT



     Agreement made this ____ day of_________________ by and between FURNITURE BRANDS INTERNATIONAL, INC., (hereinafter called "the Corporation") and ___________________ of the city of ________________, State of _______________,
(hereinafter called "the employee")

     A Split Dollar Agreement has been entered into on . The purpose of this Agreement is for the Corporation to assist the Employee in acquiring a substantial life insurance policy to supplement existing Employee Benefit Programs. In accordance with this Agreement, The Guardian Life Insurance Company has issued Policy No. ___________ on the life of the Employee dated with a face amount of $___________. It is the Corporation's intent to be responsible for a substantial portion of the premiums payable with the understanding that these premium advances are fully recoverable by the Corporation at the Employee's retirement or in the event of his death or disability.

     In the event of the Employee's voluntary termination of employment prior to the Corporation's having cash equity in the Split Dollar Insurance Policy equal to its cumulative premium contributions, the Employee hereby agrees to satisfy any lack of full recovery by the Corporation within thirty (30) days of his termination, per the attached schedule. This Premium Retrieval Agreement is not assignable.


                                               FURNITURE BRANDS
                                               INTERNATIONAL, INC.:



ATTEST:                                    By: _________________________________
                                               (Officer Name and Title)



FURNITURE BRANDS                               _________________________________
INTERNATIONAL ,INC.                                  (Employee)




By: ________________________________           _________________________________
       (Officer Name and Title)                      (Witness)

                                   ADDENDUM TO

                             SPLIT DOLLAR AGREEMENT


     This ADDENDUM is made on_________________,_______, among FURNITURE BRANDS INTERNATIONAL, INC., a Delaware corporation (the "Company"), and _______________________ (the "Employee") and _________________________________
(the "Owner").

     On _______________, the parties entered into a Split Dollar Agreement (the "Agreement"). The purpose of the Agreement is for the Company to assist the Employee in acquiring a life insurance policy (the "Policy") to supplement the company's existing employee benefit programs. The Policy has been issued by the insurance company, in the amount, and with the policy number, all as set forth in Schedule A to the Agreement.

     Due to the current age of the Employee, the full benefits intended by the parties to be achieved by the Agreement will not be realized by the Employee's normal retirement date. For that reason, the parties agree that, in the event of the Employee's retirement on or after his normal retirement date (as defined in the Pension Plan of FURNITURE BRANDS INTERNATIONAL, INC.), or in the event of the Employee's retirement on an earlier date at the convenience of or by agreement of the Company, the Company shall defer its request for repayment of premiums under Article 7 of the Agreement until _________, 2014.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

ATTEST:                                     FURNITURE BRANDS INTERNATIONAL, INC.


By:  _____________________________     By:  ____________________________________
                                                   Officer Name and Title


WITNESS:



___________________________________     ________________________________________
                                                     (Employee)


___________________________________     ________________________________________



___________________________________     ________________________________________